UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 8, 2012
Date of Report (Date of earliest event reported)

FBR & Co.

(Exact name of registrant as specified in its charter)

Virginia

(State or Other Jurisdiction of Incorporation)

00133518                           20-5164223

(Commission File Number)                           (IRS Employer Identification No.)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of Principal Executive Office) (Zip Code)

(703) 312-9500

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[X] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

            On May 8, 2012, FBR & Co. (the “Company”) issued a press release announcing that it intends to commence a modified “Dutch auction” tender offer for up to four million of its outstanding shares of common stock at a price of not less than $2.75 per share and not more than $3.00 per share in cash, without interest.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01        Exhibits.

Exhibit 99.1    Press Release dated May 8, 2012.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR & CO.

Date:  May 8, 2012                 By:      /s/ Bradley J. Wright

Name:  Bradley J. Wright
Title:  Executive Vice President and Chief Financial Officer

Secretary

Exhibit Index

Exhibit 99.1    Press Release dated May 8, 2012.